Fees Summary	Sep. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 360,525,000
Previously Paid Amount	0
Total Fee Amount	53,213.49
Total Offset Amount	0
Net Fee	$ 53,213.49